UBS PRIVATE INVESTOR FUNDS, INC.
                     UBS VALUE EQUITY FUND (the "Fund")
                        (FORMERLY UBS U.S. EQUITY FUND)
             SUPPLEMENT TO PROSPECTUS DATED MARCH 13, 1997



        At a meeting of the Board of Directors on November 4, 1997, the name of the UBS U.S. Equity Fund (a series of UBS Private Investors Fund, Inc. (the "Company")) was changed to the UBS Value Equity Fund. As a result, UBS Value Equity Fund will replace all references to UBS U.S. Equity Fund in the Fund's Prospectus.

        In addition, the following information replaces the fourth paragraph contained in the section of the Fund's Prospectus entitled "Management -- Adviser and Funds Services Agent":

The Adviser uses a sophisticated, disciplined, collaborative process for managing all asset classes. Neil S. Kenagy is primarily responsible for the day-to-day management and implementation of the Adviser's process for the Portfolio. Mr. Kenagy, CFA, is also a Vice President of UBS Asset Management (New York) Inc. ("UBSAM (NY)"), and has served as a portfolio manager of UBSAM
(NY) since February 1996. Previously, Mr. Kenagy was Vice President and Portfolio Manager for Dillon Read Investment Management from March 1992 through February 1996. He has a bachelor's degree from Kenyon College. Mr. Kenagy has seven years of investment experience. The Adviser has advised mutual funds since 1996, but also has considerable experience managing portfolios with similar investment objectives.


November 4, 1997